Exhibit 32(b)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18U.S.C. SECTION 1350

In connection with the Annual Report of Quantum Materials Corp. (the “Company”) on Form 10-K for the year ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert A. Phillips, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act 0f 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robert A. Phillips
Robert A. Phillips
Chief Financial Officer (Principal Financial Officer)
October 15, 2018